EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 1, 1996, which appears on page 13 of the 1996 Annual Report to Shareholders of Symetrics Industries, Inc.

                                     PRICHER AND COMPANY


Orlando, Florida
October 3, 1996                              /s/ Pricher and Company
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